SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                January 22, 2007
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                        (Date of earliest event reported)


                      HARRINGTON WEST FINANCIAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                      0-50066                  48-1175170
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


610 Alamo Pintado Road, Solvang, California                         93463
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(Address of principal executive offices)                          (Zip Code)


                                 (805) 688-6644
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Table of Contents

Item 5.02(b). Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Item 9.01.     Financial Statements and Exhibits.

SIGNATURE

EXHIBIT 99.1

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Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

          (b) On January 22, 2007, Dr. Stanley Kon, age 58, informed the Board of Directors of Harrington West Financial Group, Inc. (HWFG) of his intent to retire from the Boards of Directors of HWFG, and its subsidiary, Los Padres Bank, effective January 31, 2007. Dr. Kon has served on these Boards since the acquisition of Los Padres Bank by HWFG in April 1996. Dr. Kon indicated that the demands for his time as a senior officer and coordinator of new initiatives for Smith Breeden Associates, Inc, a leading institutional fixed income management firm and advisor to Los Padres Bank, may severely limit his availability for HWFG matters in the future.


Section 9 - Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits

          (d)  Exhibits:

               99.1 Press Release Dated January 23, 2007



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   HARRINGTON WEST FINANCIAL GROUP, INC.


                                   By: /s/ Craig J. Cerny
                                       -----------------------------------------
                                       Craig J. Cerny
                                       Chairman of the Board and Chief Executive
                                       Officer


Date: January 23, 2007

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Exhibit Index:

     99.1 Press Release Dated January 23, 2007